SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  April 2, 2008
                Date of Report (Date of earliest event reported)


                                CLEAN X PRESS, INC.
             (Exact name of registrant as specified in its charter)


         Colorado                   0-20940                        84-1210544
         --------                   -------                        ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                          10 Mechanic Street, Suite 120
                         Red Bank, New Jersey 07701-1855
          (Address of principal executive offices, including zip code)


                                  212-682-7888
              (Registrant's telephone number, including area code)


            2351 Powell Street #502, San Francisco, California 94133
            --------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


On April 2, 2008 the Company's Board of Directors elected Robert D. Bonnell, Vinko Dobrosevic, and Sandy J. Masselli, Jr. as Directors.


Item 8.01 Other Events


The Company also has moved it corporate headquarters to:

10 MECHANIC STREET
SUITE 120 RED BANK, NJ  07701-1855

Telephone 1-212-682-7888
      Fax 1-917-591-2291

Inquires: info@cleanxpress.cc

          shareholder@cleanxpress.cc

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            CLEAN X PRESS, INC.
                                            (Registrant)




Date: April 2, 2008                      By:   /s/ Robert D. Bonnell
     -------------------                       ---------------------------
                                               Robert D. Bonnell
                                               Director